UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      JANUARY 3, 2005
                                                       -------------------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-12289                                          13-3542736
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(Commission File Number)                       (IRS Employer Identification No.)


        11200 RICHMOND, SUITE 400
             HOUSTON, TEXAS                                      77082
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

           On January 3, 2005, SEACOR Holdings Inc. (the "Company") announced that it had completed the purchase of all outstanding shares of capital stock of Era Aviation, Inc. from Rowan Companies, Inc. for $118.1 million in cash, subject to working capital adjustments, effective as of December 31, 2004. A copy of the Company's press release dated January 3, 2005 is attached to this current report on Form 8-K as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

99.1       Press release dated January 3, 2004.















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SEACOR Holdings Inc.

                                      By:  /s/ Randall Blank
                                           ----------------------------------
                                           Name: Randall Blank
                                           Title: Executive Vice President
                                                  and Chief Financial Officer



Date: January 5, 2004





















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
                                  EXHIBIT INDEX


         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

         99.1                  Press release dated January 3, 2004.




















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